SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

 ____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  June 13, 2013

 ZAGG Inc
 (Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (801) 263-0699

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

Annual Stockholder Meeting – Voting Results

On June 13, 2013, ZAGG Inc, a Nevada corporation (the “Company” or “ZAGG”), held its 2013 Annual Meeting of Stockholders (the “Meeting”) at the offices of the Company in Salt Lake City, Utah.  The following matters were voted on at the Meeting:

(1)  To elect five directors of the Company to serve until the next annual meeting of the stockholders and until a successor has been elected and qualified;

(2)  To confirm the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3)  To approve the adoption of the ZAGG Inc 2013 Equity Incentive Award Plan;

(4)  To provide an advisory approval of the compensation of our named executive officers; and

(5)  To indicate a preference on the frequency of the advisory vote to approve the compensation of our named executive officers.

The Company’s Transfer Agent, Empire Stock Transfer, acted as tabulator and inspector of elections for the meeting.  A total of 24,501,499 shares were voted in person or by proxy in connection with the Meeting, and accordingly, a quorum was present.

Set forth below are the voting results for each proposal submitted to a vote of the stockholders at the Meeting.  For more information on the above-listed proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 30, 2013.

The voting totals were as follows:

1.           Election of Directors:

Name of Director	Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
Randy Hales	6,363,491	4,710,962	233,885
Cheryl Larabee	10,591,475	641,512	73,351
E. Todd Heiner	10,661,481	385,245	261,612
Bradley J. Holiday	10,655,530	388,190	264,618
Daniel R. Maurer	10,669,978	380,542	257,838

Based on the voting results shown above, each of the director nominees listed above was elected to the Company’s Board of Directors to serve until their respective successors have been duly elected and qualified.

2.           To confirm the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
22,783,227	1,204,609	98,413

Based on the voting results set forth above, the appointment of KPMG LLP as the Company’s independent auditors to serve for the year ending December 31, 2013, was ratified by the Company’s stockholders.

3.           To approve the adoption of the ZAGG Inc 2013 Equity Incentive Award Plan:

Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
5,596,558	5,458,728	251,842

Based on the voting results set forth above, the adoption of the ZAGG Inc 2013 Equity Incentive Award Plan was approved by the Company’s stockholders.

4.           To provide an advisory approval of the compensation of our named executive officers:

Shares voted FOR	Shares voted AGAINST	Shares ABSTAINING
10,306,603	712,878	288,396

Based on the voting results set forth above, the compensation of the Company’s named executive officers was approved by the Company’s stockholders on an advisory basis.

5.           To indicate a preference on the frequency of the advisory vote to approve the compensation of our named executive officers (the choices were every year, every two years, and every three years):

EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	Shares ABSTAINING
7,649,563	125,869	3,458,967	73,303

Based on the voting results set forth above, the Company’s stockholders approved an annual advisory vote in respect of the compensation of our named executive officers.

A copy of the Company’s Annual Stockholder Meeting Presentation that was provided at the Meeting has been posted to the Company’s website in the Investor Relations/Events and Presentations section at http://investors.zagg.com/events.cfm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Inc

By:

/s/ BRANDON T. O’BRIEN
Brandon T. O’Brien
Chief Financial Officer
Date: June 19, 2013

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